                                                       Exhibit 99.2
--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  ---------------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS
  ---------------------------------------------

  ---------------------------------------------
  CASE NUMBER: 400-42142-BJH-11                        02/13/95, RWD, 2/96
  ---------------------------------------------

  ---------------------------------------------
  JUDGE: BARBARA J. HOUSER
  ---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: NOVEMBER 30, 2001

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS
  ANY KNOWLEDGE.

  RESPONSIBLE  PARTY:

  /s/ Drew Keith                                        CHIEF FINANCIAL OFFICER
  -------------------------------------------------     ----------------------------------------------------
  ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                           TITLE

  DREW KEITH                                                          12/20/2001
  -------------------------------------------------     ----------------------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                                      DATE

  PREPARER:

  /s/ Kevin K. Craig                                    CONTROLLER, KITTY HAWK INC.
  -------------------------------------------------     ----------------------------------------------------
  ORIGINAL  SIGNATURE  OF  PREPARER                                     TITLE

  KEVIN K. CRAIG                                                      12/20/2001
  -------------------------------------------------     ----------------------------------------------------
  PRINTED NAME OF PREPARER                                               DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

   -----------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.                       ACCRUAL BASIS-1
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42142-BJH-11                  02/13/95, RWD, 2/96
   -----------------------------------------

   -------------------------------------------------------

   COMPARATIVE BALANCE SHEET

   -------------------------------------------------------------------------------------------------------------
                                                SCHEDULE           MONTH            MONTH             MONTH
                                                           -----------------------------------------------------
   ASSETS                                        AMOUNT        OCTOBER, 2001    NOVEMBER, 2001    DECEMBER, 2001
   -------------------------------------------------------------------------------------------------------------
   1.      UNRESTRICTED CASH                  $     16,904     $     18,832      $     19,232                 $0
   -------------------------------------------------------------------------------------------------------------
   2.      RESTRICTED CASH                    $          0     $          0      $          0                 $0
   -------------------------------------------------------------------------------------------------------------
   3.      TOTAL CASH                         $     16,904     $     18,832      $     19,232                 $0
   -------------------------------------------------------------------------------------------------------------
   4.      ACCOUNTS RECEIVABLE (NET)          $ 29,303,045     $  3,113,116      $  3,360,901                 $0
   -------------------------------------------------------------------------------------------------------------
   5.      INVENTORY                          $  1,508,508     $  2,231,858      $  2,286,325                 $0
   -------------------------------------------------------------------------------------------------------------
   6.      NOTES RECEIVABLE                   $          0     $          0      $          0                 $0
   -------------------------------------------------------------------------------------------------------------
   7.      PREPAID  EXPENSES                  $  2,294,717     $  6,162,102      $  6,794,763                 $0
   -------------------------------------------------------------------------------------------------------------
   8.      OTHER (ATTACH LIST)                $111,256,463    ($ 31,048,261)    ($ 31,824,756)                $0
   -------------------------------------------------------------------------------------------------------------
   9.      TOTAL CURRENT ASSETS               $144,379,636     $ 19,522,353)    ($ 19,363,535)                $0
   -------------------------------------------------------------------------------------------------------------
   10.     PROPERTY, PLANT & EQUIPMENT        $166,772,560     $130,811,596      $130,843,440                 $0
   -------------------------------------------------------------------------------------------------------------
   11.     LESS: ACCUMULATED
           DEPRECIATION / DEPLETION           $          0     $ 64,136,459      $ 65,382,425                 $0
   -------------------------------------------------------------------------------------------------------------
   12.     NET PROPERTY, PLANT &
           EQUIPMENT                          $166,772,560     $ 66,675,137      $ 65,461,015                 $0
   -------------------------------------------------------------------------------------------------------------
   13.     DUE FROM INSIDERS
   -------------------------------------------------------------------------------------------------------------
   14.     OTHER ASSETS - NET OF
           AMORTIZATION (ATTACH  LIST)        $          0     $  2,020,505      $  2,020,505                 $0
   -------------------------------------------------------------------------------------------------------------
   15.     OTHER (ATTACH LIST)                $          0
   -------------------------------------------------------------------------------------------------------------
   16.     TOTAL ASSETS                       $311,152,196     $ 49,173,289      $ 48,117,985                 $0
   -------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   -------------------------------------------------------------------------------------------------------------
   17.     ACCOUNTS PAYABLE                                    $    503,215      $    589,463                 $0
   -------------------------------------------------------------------------------------------------------------
   18.     TAXES PAYABLE                                       $      6,400      $     33,754                 $0
   -------------------------------------------------------------------------------------------------------------
   19.     NOTES PAYABLE                                       $          0      $          0                 $0
   -------------------------------------------------------------------------------------------------------------
   20.     PROFESSIONAL FEES                                   $          0      $          0                 $0
   -------------------------------------------------------------------------------------------------------------
   21.     SECURED DEBT                                        $  6,881,734      $  6,732,475                 $0
   -------------------------------------------------------------------------------------------------------------
   22.     OTHER (ATTACH LIST)                                ($ 29,640,207)    ($ 30,441,651)                $0
   -------------------------------------------------------------------------------------------------------------
   23.     TOTAL POSTPETITION
           LIABILITIES                                        ($ 22,248,858)    ($ 23,085,959)                $0
   -------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   -------------------------------------------------------------------------------------------------------------
   24.     SECURED DEBT                                        $  5,140,250      $  5,140,250                 $0
   -------------------------------------------------------------------------------------------------------------
   25.     PRIORITY DEBT                      $  2,177,962     $          0      $          0                 $0
   -------------------------------------------------------------------------------------------------------------
   26.     UNSECURED DEBT                     $184,252,878     $ 29,612,452      $ 29,610,492                 $0
   -------------------------------------------------------------------------------------------------------------
   27.     OTHER (ATTACH LIST)                $          0     $ 21,053,895      $ 21,039,395                 $0
   -------------------------------------------------------------------------------------------------------------

   28.     TOTAL  PREPETITION  LIABILITIES    $186,430,840     $ 55,806,597      $ 55,790,137                 $0
   -------------------------------------------------------------------------------------------------------------
   29.     TOTAL LIABILITIES                  $186,430,840     $ 33,557,739      $ 32,704,178                 $0
   -------------------------------------------------------------------------------------------------------------
   EQUITY
   -------------------------------------------------------------------------------------------------------------
   30.     PREPETITION  OWNERS'  EQUITY                        $ 69,645,449      $ 69,645,449                 $0
   -------------------------------------------------------------------------------------------------------------
   31.     POSTPETITION  CUMULATIVE
           PROFIT  OR  (LOSS)                                 ($ 54,029,899)    ($ 54,231,642)                $0
   -------------------------------------------------------------------------------------------------------------
   32.     DIRECT  CHARGES  TO  EQUITY
           (ATTACH  EXPLANATION)                               $          0      $          0
   -------------------------------------------------------------------------------------------------------------
   33.     TOTAL  EQUITY                      $          0     $ 15,615,550      $ 15,413,807                 $0
   -------------------------------------------------------------------------------------------------------------
   34.     TOTAL  LIABILITIES  &
           OWNERS'  EQUITY                    $186,430,840     $ 49,173,289      $ 48,117,985                 $0
   -------------------------------------------------------------------------------------------------------------
                                                               $          0      $          0                 $0
-------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                   Monthly Operating Report

        ---------------------------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                   ACCRUAL BASIS-2
        ---------------------------------------------------------

        ---------------------------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                            02/13/95, RWD, 2/96
        ---------------------------------------------------------

        ---------------------------------------------
        INCOME STATEMENT
        ------------------------------------------------------------------------------------------------------------------------
                                                            MONTH                MONTH              MONTH             QUARTER
                                                     ---------------------------------------------------------
        REVENUES                                         OCTOBER, 2001       NOVEMBER, 2001     DECEMBER, 2001         TOTAL
        ------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                             $2,423,004           $2,315,439             $0            $ 4,738,443
        ------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                  $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                $2,423,004           $2,315,439             $0            $ 4,738,443
        ------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                   $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL CASH                                 $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                            $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                   $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                               $2,423,004           $2,315,439             $0            $ 4,738,443
        ------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER/INSIDER COMPENSATION               $   29,166           $   29,166             $0            $    58,332
        ------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                        $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                   $  346,576           $  429,523             $0            $   776,099
        ------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                               $1,948,929           $2,003,249             $0            $ 3,952,178
        ------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                        $4,962,007           $4,242,303             $0            $ 9,204,310
        ------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                   $7,286,678           $6,704,241             $0            $13,990,919
        ------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                          ($4,863,674)         ($4,388,802)            $0           ($ 9,252,476)
        ------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)          ($   95,882)         ($    7,102)            $0           ($   102,984)
        ------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)          $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                           $   85,532           $   75,547             $0            $   161,079
        ------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION/DEPLETION                     $   84,625           $   79,640             $0            $   164,265
        ------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                               $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                       ($3,903,097)         ($4,200,649)            $0           ($ 8,103,746)
        ------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES               ($3,828,822)         ($4,052,564)            $0           ($ 7,881,386)
        ------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                          $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                          $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                        $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES              $        0           $        0             $0            $         0
        ------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                ($  413,939)         ($  134,495)            $0           ($   548,434)
        ------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                         ($  620,913)         ($  201,743)            $0           ($   822,656)
        ------------------------------------------------------------------------------------------------------------------------
                                                          $        0           $        0             $0
====================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                           Monthly Operating Report

    -----------------------------------------------------
    CASE NAME: KITTY HAWK AIRCARGO, INC.                                ACCRUAL BASIS-3
    -----------------------------------------------------

    -----------------------------------------------------
    CASE  NUMBER: 400-42142-BJH-11                                      02/13/95, RWD, 2/96
    -----------------------------------------------------


    ---------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND                             MONTH                MONTH               MONTH               QUARTER
                                                ------------------------------------------------------
    DISBURSEMENTS                               OCTOBER, 2001       NOVEMBER, 2001      DECEMBER, 2001          TOTAL
    ---------------------------------------------------------------------------------------------------------------------
    1.    CASH - BEGINNING OF MONTH              $     18,835         $     18,832             $19,232      $     18,835
    ---------------------------------------------------------------------------------------------------------------------
    RECEIPTS FROM OPERATIONS
    ---------------------------------------------------------------------------------------------------------------------
    2.    CASH SALES                             $          0                    0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    COLLECTION OF ACCOUNTS RECEIVABLE
    ---------------------------------------------------------------------------------------------------------------------
    3.    PREPETITION                            $          0                    0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    4.    TOTAL CASH                             $  3,571,526         $  2,049,819             $     0      $  5,621,345
    ---------------------------------------------------------------------------------------------------------------------
    5.    TOTAL OPERATING RECEIPTS               $  3,571,526         $  2,049,819             $     0      $  5,621,345
    ---------------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
    ---------------------------------------------------------------------------------------------------------------------
    6.    LOANS & ADVANCES (ATTACH LIST)         $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    7.    SALE OF ASSETS                         $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    8.    OTHER (ATTACH LIST)                     ($3,571,529)         ($2,049,419)            $     0       ($5,620,948)
    ---------------------------------------------------------------------------------------------------------------------
    9.    TOTAL NON-OPERATING RECEIPTS            ($3,571,529)         ($2,049,419)            $     0       ($5,620,948)
    ---------------------------------------------------------------------------------------------------------------------
    10.   TOTAL RECEIPTS                                  ($3)        $        400             $     0      $        397
    ---------------------------------------------------------------------------------------------------------------------
    11.   TOTAL CASH AVAILABLE                   $     18,832         $     19,232             $19,232      $     19,232
    ---------------------------------------------------------------------------------------------------------------------
    OPERATING DISBURSEMENTS
    ---------------------------------------------------------------------------------------------------------------------
    12.   NET PAYROLL                            $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    13.   PAYROLL TAXES PAID                     $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    14.   SALES, USE & OTHER TAXES PAID          $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    15.   SECURED/RENTAL/LEASES                  $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    16.   UTILITIES                              $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    17.   INSURANCE                              $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    18.   INVENTORY PURCHASES                    $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    19.   VEHICLE EXPENSES                       $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    20.   TRAVEL                                 $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    21.   ENTERTAINMENT                          $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    22.   REPAIRS & MAINTENANCE                  $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    23.   SUPPLIES                               $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    24.   ADVERTISING                            $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    25.   OTHER (ATTACH LIST)                    $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    26.   TOTAL OPERATING DISBURSEMENTS          $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    ---------------------------------------------------------------------------------------------------------------------
    27.   PROFESSIONAL FEES                      $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    28.   U.S. TRUSTEE FEES                      $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    29.   OTHER (ATTACH LIST)                    $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    30.   TOTAL REORGANIZATION EXPENSES          $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    31.   TOTAL DISBURSEMENTS                    $          0         $          0             $     0      $          0
    ---------------------------------------------------------------------------------------------------------------------
    32.   NET CASH FLOW                                   ($3)        $        400             $     0      $        397
    ---------------------------------------------------------------------------------------------------------------------
    33.   CASH - END OF MONTH                    $     18,832         $     19,232             $19,232      $     19,232
    --------------------------------------------------------------------------------------------------------------------

=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -------------------------------------------
        CASE NAME: KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-4
        -------------------------------------------

        -------------------------------------------
        CASE NUMBER: 400-42142-BJH-11                   02/13/95, RWD, 2/96
        -------------------------------------------

        ------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE          MONTH               MONTH               MONTH
                                                                        --------------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                          AMOUNT        OCTOBER, 2001      NOVEMBER, 2001      DECEMBER, 2001
        ------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                     $27,808,237        $2,285,470          $2,732,101                  $0
        -----------------------------------------------------------------------------------------------------------------------
        2.      31-60                                    $   648,873        $  956,727          $    9,045                  $0
        -----------------------------------------------------------------------------------------------------------------------
        3.      61-90                                    $   923,454         ($105,307)         $  765,103                  $0
        -----------------------------------------------------------------------------------------------------------------------
        4.      91+                                         ($77,519)       $1,392,908          $1,290,870                  $0
        -----------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                $29,303,045        $4,529,798          $4,797,119                  $0
        -----------------------------------------------------------------------------------------------------------------------
        6.      TOTAL CASH
        -----------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                $29,303,045        $4,529,798          $4,797,119                  $0
        -----------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                   MONTH: NOVEMBER, 2001
                                                                                         --------------------------------------
        -----------------------------------------------------------------------------------------------------------------------
                                              0-30            31-60              61-90                 91+
        TAXES PAYABLE                         DAYS             DAYS               DAYS                DAYS               TOTAL
        -----------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                     $      0         $     0            $    0             $      0           $      0
        -----------------------------------------------------------------------------------------------------------------------
        2.      STATE                       $  4,300         $     0            $    0             $      0           $  4,300
        -----------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                       $ 29,454         $     0            $    0             $      0           $ 29,454
        -----------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)         $      0         $     0            $    0             $      0           $      0
        -----------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE         $ 33,754         $     0            $    0             $      0           $ 33,754
        -----------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE            $105,645         $77,312            $9,375             $397,131           $589,463
        -----------------------------------------------------------------------------------------------------------------------
                                                                                                                      $      0

        -----------------------------------------------

        STATUS OF POSTPETITION TAXES                                               MONTH: NOVEMBER, 2001
                                                                                         --------------------------------------
        -----------------------------------------------------------------------------------------------------------------------
                                                           BEGINNING            AMOUNT                                ENDING
                                                              TAX            WITHHELD AND/          AMOUNT              TAX
        FEDERAL                                            LIABILITY*         0R ACCRUED             PAID            LIABILITY
        -----------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                 $    0          $831,974             $831,974            $     0
        -----------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                               $    0                                                   $     0
        -----------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                               $    0                                                   $     0
        -----------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                  $    0                                                   $     0
        -----------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                        $    0          $      0             $      0            $     0
        -----------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                           $    0                                                   $     0
        -----------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                           $    0          $831,974             $831,974            $     0
        -----------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        -----------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                   $    0                                                   $     0
        -----------------------------------------------------------------------------------------------------------------------
        9.      SALES                                         $    0                                                   $     0
        -----------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                        $6,400          $  4,300             $  6,400            $ 4,300
        -----------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                  $    0                                                   $     0
        -----------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                 $    0                                                   $     0
        -----------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                             $    0          $104,554             $ 75,100            $29,454
        -----------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                           $    0                                                   $     0
        -----------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                           $6,400          $108,854             $ 81,500            $33,754
        -----------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                   $6,400          $940,828             $913,474            $33,754
        -----------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

   -----------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.         ACCRUAL BASIS-5
   -----------------------------------------

   -----------------------------------------
   CASE NUMBER: 400-42142-BJH-11                   02/13/95, RWD, 2/96
   -----------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

            TOTAL CASH                            MONTH: NOVEMBER, 2001
   --------------------------------------               ------------------------------------------------------------
   BANK RECONCILIATIONS
                                              Account #1          Account #2          Account #3
   -----------------------------------------------------------------------------------------------------------------
   A.     BANK:                            Bank One
   -------------------------------------------------------------------------------------------------
   B.     ACCOUNT NUMBER:                          100130152                                              TOTAL
   -------------------------------------------------------------------------------------------------
   C.     PURPOSE (TYPE):                  Operating Account
   -----------------------------------------------------------------------------------------------------------------
   1.   BALANCE PER BANK STATEMENT                        $0                                                $     0
   -----------------------------------------------------------------------------------------------------------------
   2.   ADD: TOTAL DEPOSITS NOT CREDITED                  $0                                                $     0
   -----------------------------------------------------------------------------------------------------------------
   3.   SUBTRACT: OUTSTANDING CHECKS                      $0                                                $     0
   -----------------------------------------------------------------------------------------------------------------
   4.   OTHER RECONCILING ITEMS                           $0                                                $     0
   -----------------------------------------------------------------------------------------------------------------
   5.   MONTH END BALANCE PER BOOKS                       $0                $0                  $0          $     0
   -----------------------------------------------------------------------------------------------------------------
   6.   NUMBER OF LAST CHECK WRITTEN
   -----------------------------------------------------------------------------------------------------------------


   --------------------------------------
   INVESTMENT ACCOUNTS

   -----------------------------------------------------------------------------------------------------------------
                                               DATE OF             TYPE OF              PURCHASE          CURRENT
   BANK, ACCOUNT NAME & NUMBER                 PURCHASE           INSTRUMENT             PRICE             VALUE
   -----------------------------------------------------------------------------------------------------------------
   7.
   -----------------------------------------------------------------------------------------------------------------
   8.
   -----------------------------------------------------------------------------------------------------------------
   9.
   -----------------------------------------------------------------------------------------------------------------
   10.
   -----------------------------------------------------------------------------------------------------------------
   11.  TOTAL INVESTMENTS                                                                        $0         $     0
   -----------------------------------------------------------------------------------------------------------------

   --------------------------------------
   CASH

   -----------------------------------------------------------------------------------------------------------------
   12.  CURRENCY ON HAND                                                                                    $19,232
   -----------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------
   13.  TOTAL CASH - END OF MONTH                                                                           $19,232
   -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                Monthly Operating Report

       ------------------------------------------------
       CASE NAME: KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-6
       ------------------------------------------------

       ------------------------------------------------
       CASE NUMBER: 400-42142-BJH-11                            02/13/95, RWD, 2/96
       ------------------------------------------------

                                                                MONTH: NOVEMBER, 2001
       ------------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       ------------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
       INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE
       TYPE OF COMPETOTALONCASHID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE,
       HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS
       IF NECESSARY.

       ------------------------------------------------------------------------
                                       INSIDERS
       ------------------------------------------------------------------------
                                   TYPE OF         AMOUNT          TOTAL PAID
                     NAME          PAYMENT          PAID             TO DATE
       ------------------------------------------------------------------------
       1.   Clark Stevens         Salary               $15,833       $392,082
       ------------------------------------------------------------------------
       2.   Donny Scott           Salary               $13,333       $318,332
       ------------------------------------------------------------------------
       3.   Susan Hawley          Salary               $     0       $ 41,667
       ------------------------------------------------------------------------
       4.
       ------------------------------------------------------------------------
       5.
       ------------------------------------------------------------------------
       6.   TOTAL PAYMENTS TO
            INSIDERS                                   $29,166       $752,081
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
       ------------------------------------------------------------------------------------------------------------
                                            DATE OF COURT                                                  TOTAL
                                          ORDER AUTHORIZING       AMOUNT       AMOUNT       TOTAL PAID    INCURRED
                          NAME                 PAYMENT           APPROVED       PAID          TO DATE    & UNPAID *
       ------------------------------------------------------------------------------------------------------------
       1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
       ------------------------------------------------------------------------------------------------------------
       2.

       ------------------------------------------------------------------------------------------------------------
       3.

       ------------------------------------------------------------------------------------------------------------
       4.

       ------------------------------------------------------------------------------------------------------------
       5.

       ------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS TO PROFESSIONALS                       $      0     $      0     $      0     $     0
       ------------------------------------------------------------------------------------------------------------

       * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       ------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
       PROTECTION PAYMENTS
       ------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------
                                                                SCHEDULED     AMOUNTS
                                                                 MONTHLY       PAID          TOTAL
                                                                 PAYMENTS     DURING         UNPAID
                             NAME OF CREDITOR                       DUE        MONTH      POSTPETITION
       ------------------------------------------------------------------------------------------------
       1.   PEGASUS                                               $226,500     $226,500     $      0
       ------------------------------------------------------------------------------------------------
       2.   CORPORATE TRUST/TRANSAMERICA                          $      0     $      0     $      0
       ------------------------------------------------------------------------------------------------
       3.   PROVIDENT                                             $ 62,500     $ 62,500     $      0
       ------------------------------------------------------------------------------------------------
       4.   COAST BUSINESS                                        $131,000     $131,000     $      0
       ------------------------------------------------------------------------------------------------
       5.   WELLS FARGO                                           $      0     $      0     $      0
       ------------------------------------------------------------------------------------------------
       6.   TOTAL                                                 $420,000     $420,000     $      0
       ------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                           Monthly Operating Report

    -----------------------------------------------------
    CASE NAME: KITTY HAWK AIRCARGO, INC.                            ACCRUAL BASIS-7
    -----------------------------------------------------

    -----------------------------------------------------
    CASE NUMBER: 400-42142-BJH-11                                          02/13/95, RWD, 2/96
    -----------------------------------------------------

                                                                    MONTH: NOVEMBER, 2001
                                                                          ------------------------------

    -----------------------------
    QUESTIONNAIRE
    ----------------------------------------------------------------------------------------------------
                                                                                    YES             NO
    ----------------------------------------------------------------------------------------------------
    1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                           X
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
    ----------------------------------------------------------------------------------------------------
    2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                             X
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
    ----------------------------------------------------------------------------------------------------
    3.   TOTAL CASH                                                                                 X
         LOANS) DUE FROM RELATED PARTIES?
    ----------------------------------------------------------------------------------------------------
    4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                      X
         THIS REPORTING PERIOD?
    ----------------------------------------------------------------------------------------------------
    5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                           X
         DEBTOR FROM ANY PARTY?
    ----------------------------------------------------------------------------------------------------
    6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                               X
    ----------------------------------------------------------------------------------------------------
    7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                         X
         PAST DUE?
    ----------------------------------------------------------------------------------------------------
    8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                           X
    ----------------------------------------------------------------------------------------------------
    9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                 X
    ----------------------------------------------------------------------------------------------------
    10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                             X
         DELINQUENT?
    ----------------------------------------------------------------------------------------------------
    11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                            X
         REPORTING PERIOD?
    ----------------------------------------------------------------------------------------------------
    12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                            X
    ----------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
    a) 4: Payments made to Flight Safety Boeing Training, in accordance with BR Court Order
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------


    -----------------------------
    INSURANCE
    ----------------------------------------------------------------------------------------------------
                                                                                    YES             NO
    ----------------------------------------------------------------------------------------------------
    1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                     X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
    ----------------------------------------------------------------------------------------------------
    2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                     X
    ----------------------------------------------------------------------------------------------------
    3.   PLEASE ITEMIZE POLICIES BELOW.
    ----------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------
                                            INSTALLMENT PAYMENTS
    ----------------------------------------------------------------------------------------------------
              TYPE OF                                                                   PAYMENT AMOUNT
              POLICY                 CARRIER                PERIOD COVERED                & FREQUENCY
    ----------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------
         SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
    ----------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

    ------------------------------------------
    CASE NAME: KITTY HAWK AIRCARGO, INC.                 FOOTNOTES SUPPLEMENT
    ------------------------------------------

    ------------------------------------------
    CASE NUMBER:  400-42142-BJH-11                           ACCRUAL BASIS
    ------------------------------------------

                                               MONTH:      NOVEMBER, 2001
                                                     ---------------------------

    -------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS    LINE
     FORM NUMBER    NUMBER                              FOOTNOTE / EXPLANATION
    -------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
        2            13        SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
    -------------------------------------------------------------------------------------------------------------
                                 SFAS 121 Writedown Adjustment of $257,832 in 9/01 & $27,211 in 10/01
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
        3             8        All cash received into the subsidiary cash account is swept
    -------------------------------------------------------------------------------------------------------------
                                 each night to Kitty Hawk, Inc. Master Account
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
        3            31        All disbursements (either by wire transfer or check), including payroll, are
    -------------------------------------------------------------------------------------------------------------
                                 disbursed out of the Kitty Hawk, Inc. controlled disbursement
    -------------------------------------------------------------------------------------------------------------
                                 account.
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
        4             6        All assessments of uncollectible accounts receivable are done
    -------------------------------------------------------------------------------------------------------------
                                 at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
    -------------------------------------------------------------------------------------------------------------
                                 down to Inc.'s subsidiaries as deemed necessary.
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
        6          Insiders    Payments to insiders include a portion of the Court approved retention
    -------------------------------------------------------------------------------------------------------------
                                 payments in the month of January.
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
        6        Notes/Leases  Republic aircraft N901RF & N902RF were returned to lessor 2/28/01, terminating
    -------------------------------------------------------------------------------------------------------------
                                 their lease commitments.  TransAmerica aircraft N750US & N751US were
    -------------------------------------------------------------------------------------------------------------
                                 erroneously ommitted from previous filings.  TransAmerica a/c to be returned
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
        7             3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    -------------------------------------------------------------------------------------------------------------
                                 subsidiaries. Therefore, they are listed here accordingly.
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------
        3             3        The current general ledger system is not able to provide a detail of customer
    -------------------------------------------------------------------------------------------------------------
                                 cash receipts segregated by prepetition and post petition accounts receivable.
    -------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

Details of Other Items                                                     NOVEMBER, 2001


ACCRUAL BASIS-1
8.    OTHER  (ATTACH  LIST)                                        $            (31,824,756)Reported
                                                                   -------------------------
           Intercompany Receivables                                             (39,239,353)
           Deposits - State Street Bank (TA Air)                                          0
           Deposits - Landing & Parking                                              54,000
           Deposits - Ventura Aerospace                                              65,125
           Deposits - Rent                                                          113,643
           Deposits - Misc                                                          537,125
           A/C Held for Resale                                                    6,551,971
           Intangible - Mather                                                       92,733
                                                                   -------------------------
           TOTAL  CASH                                                          (31,824,756)Detail
                                                                   -------------------------
                                                                                          - Difference

14.   OTHER  (ATTACH  LIST)                                        $              2,020,505 Reported
                                                                   -------------------------
           Deposits - Aircraft Leases                                             2,020,505
           Intangible - ATAZ STC                                                          0
                                                                   -------------------------
                                                                                  2,020,505 Detail
                                                                   -------------------------
                                                                                          - Difference

22.   OTHER  (ATTACH  LIST)                                        $            (30,441,651)Reported
                                                                   -------------------------
           Accrued A/P                                                            2,815,322
           Deposit held for ATAZ sale                                                     0
           Accrued Salaries & Wages                                                 593,222
           Accrued 401K & Misc PR Deductions                                         83,104
           Accrued PR Taxes (FICA)                                                   34,945
           Accrued Fuel Exp                                                       2,512,894
           Accrued Interest                                                         112,557
           Accrued Maintenance Reserves                                            (434,605)
           Accrued Fed Income Tax (Post)                                        (36,159,090)
                                                                   -------------------------
                                                                                (30,441,651)Detail
                                                                   -------------------------
                                                                                          - Difference

27.   OTHER (ATTACH LIST)                                          $             21,039,395 Reported
                                                                   -------------------------
           Accrued A/P                                                            6,532,302
           Accrued Maintenance Reserves                                          10,267,512
           Accrued Fed Income Tax (Pre)                                           3,332,363
           Accrued Taxes - Other                                                        446
           FINOVA Equip Accrued                                                     307,272
           Pegasus Lease Incentive                                                  599,500
                                                                   -------------------------
                                                                                 21,039,395 Detail
                                                                   -------------------------
                                                                                          - Difference

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

Details of Other Items                                                     NOVEMBER, 2001

ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                                      $4,242,303 Reported
                                                                   -----------------------
           Aircraft Expense                                                       407,558
           Maintenance                                                          1,026,961
           Fuel                                                                    45,503
           Ops Wages                                                            1,979,146
           Ops Wages-Grnd                                                         139,781
           Ground Handling                                                              0
           Other Operating Exp                                                    643,354
           SFAS 121 Write-down of Assets, W-Net Cancel                                  0
                                                                   -----------------------
                                                                                4,242,303 Detail
                                                                   -----------------------
                                                                                        - Difference

16    NON OPERATING INCOME (ATT.  LIST)                                           ($7,102)Reported
                                                                   -----------------------
           Non-Op Income                                                           (7,102)Detail
                                                                   -----------------------
                                                                                        - Difference

17    NON OPERATING EXPENSE (ATT.  LIST)                                       $        0 Reported
                                                                   -----------------------
           Non-Op Expense                                                               - Detail
                                                                   -----------------------
                                                                                        - Difference

21    OTHER (ATTACH  LIST)                                                    ($4,200,649)Reported
                                                                   -----------------------
           (Gain)/Loss on Sale of Assets                                                -
           Credit for Allocation of A/C Costs to KH I/C                        (4,200,649)
                                                                   -----------------------
                                                                               (4,200,649)Detail
                                                                   -----------------------
                                                                                        - Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                                    (2,049,419)Reported
                                                                   -----------------------
           Transfer to Inc - all money sweeps                                  (2,049,419)Detail
                                                                   -----------------------
              to KH Inc. Case #400-42141                                                - Difference
                                                                   -----------------------